SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  May 21, 1997






                          CNL INCOME FUND XVIII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                  33-90998-01              59-3295394
    (State or other juris-    (Commission File Number)      (IRS Employer
   diction of incorporation)                              Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574









ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII. Pursuant to the registration statement, CNL XVIII's offering of Units could not commence until the offering of Units of CNL XVII was terminated. CNL XVIII's offering commenced on September 20, 1996. As of May 22, 1997, CNL XVIII had received subscription proceeds of $19,654,664 (1,965,466 Units) from 950 Limited Partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From May 13, 1997 through May 22, 1997, CNL XVIII acquired two Properties. The Properties are a Golden Corral Property (in Elizabethtown, Kentucky) and an IHOP Property (in Santa Rosa, California).

         In connection with the purchase of each of these two Properties, CNL XVIII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease.
Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVIII, together with any improvements made to the Property during the term of the lease. In addition, in connection with the purchase of the Property which is to be constructed, CNL XVIII has entered into development and indemnification and put agreements with the lessee.

         The following table sets forth the location of the two Properties consisting of land and building, acquired by CNL XVIII from May 13, 1997 through May 22, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                                      -1-




                                            PROPERTY ACQUISITIONS
                                   From May 13, 1997 through May 22, 1997
                                                          Lease Expira-
Property Location and          Purchase        Date          tion and        Minimum                            Option
Competition                    Price (1)    Acquired    Renewal Options   Annual Rent (2)  Percentage Rent   To Purchase
---------------------        ------------   --------    ---------------   ---------------  ---------------   -----------

GOLDEN CORRAL                $446,180       05/21/97    05/2012; four     10.75% of Total  for each lease    during the
(the "Elizabethtown          (excluding                 five-year         Cost (4)         year, 5% of the   first
Property")                   closing and                renewal options                    amount by which   through
Restaurant to be             development                                                   annual gross      seventh
constructed                  costs) (3)                                                    sales exceed      lease years
                                                                                           $2,697,649 (5)    and the
The Elizabethtown Property                                                                                   tenth
is located on the east side                                                                                  through
of North Dixie Avenue, in                                                                                    fifteenth
Elizabethtown, Hardin                                                                                        lease years
County, Kentucky, in an                                                                                      only
area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the
Elizabethtown Property
include a Steak N Shake, a
Dairy Queen, an Arby's, a
Bob Evans, a Captain D's, a
Fazoli's, a Hardee's, a
McDonald's, a Taco Bell,
and a Lee's Famous Recipe
Country Chicken.

IHOP                         $1,286,364     05/21/97    05/2017; three    $130,244;        for each lease    during the
(the "Santa Rosa Property")                             five-year         increases by     year, (i) 4% of   eleventh
Existing restaurant                                     renewal options   10% after the    annual gross      lease year
                                                                          fifth lease      sales minus (ii)  and at the
The Santa Rosa Property is                                                year and after   the minimum       end of the
located on the northwest                                                  every five       annual rent for   initial
quadrant of Fulton Road and                                               years            such lease year   lease term
Guerneville Road, in Santa                                                thereafter
Rosa, Sonoma County,                                                      during the
California, in an area of                                                 lease term
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Santa Rosa
Property include a Taco
Bell, a McDonald's, and
several local restaurants.




                                                     -2-

FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for the construction Property, once the building is constructed, is set forth below:

      Property                Federal Tax Basis
      --------                -----------------

      Elizabethtown Property      $1,077,000
      Santa Rosa Property            854,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Elizabethtown Property, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, or (iii) the date the restaurant opens for business to the public. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Elizabethtown Property, as described above, interim rent equal to 10 percent per annum of the amount funded by CNL XVIII in connection with the purchase and construction of the Property shall accrue and be payable in a single lump sum at the time of final funding of the construction costs.

(3) The development agreement for the Property which is to be constructed provides that construction must be completed no later than the date set forth below. The maximum cost to CNL XVIII (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amount set forth below:

                                                         Estimated Final
      Property                Estimated Maximum Cost     Completion Date
      --------                ----------------------     ---------------

      Elizabethtown Property       $1,572,176            November 17, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).


                                      -3-





               STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                          CNL INCOME FUND XVIII, LTD.
                      PROPERTIES ACQUIRED FROM INCEPTION
                             THROUGH MAY 22, 1997
        FOR THE PERIOD OCTOBER 12, 1996 (THE DATE OPERATIONS COMMENCED)
                     THROUGH DECEMBER 31, 1996 (UNAUDITED)


      The following statement presents unaudited estimated taxable operating results of each Property acquired by CNL XVIII from inception through May 22, 1997. The statement presents estimated taxable operating results for each Property that was operational as if the Property had been acquired and operational on October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The statement should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVIII for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVIII.

                                     Burger King    Golden Corral      Jack in the Box     Jack in the Box
                                     Kinston, NC  Houston #1, TX (7)  Echo Park, CA (6)   Henderson, NV (6)
                                     -----------  ------------------  -----------------   -----------------

Estimated Taxable Operating
  Results:

Base Rent (1)                         $ 19,862            (5)                (5)                 (5)

Management Fees (2)                       (199)           (5)                (5)                 (5)

General and Administrative
  Expenses (3)                            (993)           (5)                (5)                 (5)
                                      --------

Estimated Cash Available from
  Operations                            18,670            (5)                (5)                 (5)

Depreciation Expense (4)                (3,660)           (5)                (5)                 (5)
                                      --------

Estimated Taxable Operating
  Results                             $ 15,010            (5)                (5)                 (5)
                                      ========


                                                See Footnotes

                                                     -4-









                                    Jack in the Box        Golden Corral    Boston Market   Black-eyed Pea
                                  Centerville, TX (6)    Galveston, TX (7)   Raleigh, NC     Atlanta, GA
                                  -------------------    -----------------  -------------   --------------

Estimated Taxable Operating
  Results:

Base Rent (1)                            (5)                    (5)           $ 27,144       $ 15,358

Management Fees (2)                      (5)                    (5)               (271)          (154)

General and Administrative
  Expenses (3)                           (5)                    (5)             (1,357)          (768)
                                                                              --------       --------
Estimated Cash Available from
  Operations                             (5)                    (5)             25,516         14,436

Depreciation Expense (4)                 (5)                    (5)             (2,672)        (3,596)
                                                                              --------       --------

Estimated Taxable Operating
  Results                                (5)                    (5)           $ 22,844       $ 10,840
                                                                              ========       ========


                                                See Footnotes

                                                     -5-






                                         Golden Corral    Boston Market     On The Border    Boston Market
                                           Stow, OH      San Antonio, TX   San Antonio, TX   Minnetonka, MN
                                         -------------   ---------------   ---------------   --------------

Estimated Taxable Operating
  Results:

Base Rent (1)                                $42,009            (5)               (5)              (5)

Management Fees (2)                             (420)           (5)               (5)              (5)

General and Administrative Expenses (3)       (2,100)           (5)               (5)              (5)
                                            --------

Estimated Cash Available from Operations      39,489            (5)               (5)              (5)

Depreciation Expense (4)                      (7,047)           (5)               (5)              (5)
                                            --------

Estimate Taxable Operating
  Results                                   $ 32,442            (5)               (5)              (5)
                                            ========




                                                See Footnotes

                                                     -6-










                                       Wendy's    Boston Market   Jack in the Box        Golden Corral
                                      Sparta, TN  Timonium, MD   Houston #2, TX (6)  Elizabethtown, KY (7)
                                      ----------  -------------  ------------------  ---------------------

Estimated Taxable Operating
  Results:

Base Rent (1)                              (5)            (5)               (5)                    (5)

Management Fees (2)                        (5)            (5)               (5)                    (5)

General and Administrative
  Expenses (3)                             (5)            (5)               (5)                    (5)

Estimated Cash Available from
  Operations                               (5)            (5)               (5)                    (5)

Depreciation Expense (4)                   (5)            (5)               (5)                    (5)

Estimate Taxable Operating
  Results                                  (5)            (5)               (5)                    (5)




                                                See Footnotes

                                                     -7-







                                             IHOP
                                        Santa Rosa, CA       Total
                                        --------------     ---------

Estimated Taxable Operating
  Results:

Base Rent (1)                               $ 28,547       $132,920

Management Fees (2)                             (285)        (1,329)

General and Administrative
  Expenses (3)                                (1,427)        (6,645)
                                            --------       --------

Estimated Cash Available from
  Operations                                  26,835        124,946

Depreciation Expense (4)                      (4,678)       (21,653)
                                            --------       --------

Estimate Taxable Operating
  Results                                   $ 22,157       $103,293
                                            ========       ========


FOOTNOTES:

(1) Represents rental income from leases for five of the 17 Properties acquired from inception through May 22, 1997, which were operational at the time acquired by CNL XVIII, for the period commencing October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The 12 Properties acquired by CNL XVIII that are under construction are not presented due to the fact that they were not operational for the period presented.

(2) The Properties are managed pursuant to a management agreement between CNL XVIII and an Affiliate of the General Partners, pursuant to which the Affiliate receives an annual management fee in an amount equal to one percent of the gross revenues that CNL XVIII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 17 public limited partnerships which own properties similar to that owned by CNL XVIII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) This Property is under construction and therefore was not operational for the period presented. The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

      Property                   Estimated Final Completion Date
      --------                   -------------------------------

      Houston #1 Property        June 25, 1997
      Echo Park Property         July 6, 1997
      Henderson Property         July 6, 1997
      Centerville Property       July 7, 1997
      Galveston Property         July 21, 1997
      San Antonio #1 Property    October 13, 1997
      San Antonio #2 Property    October 14, 1997
      Minnetonka Property        October 26, 1997
      Sparta Property            August 28, 1997
      Timonium Property          November 4, 1997
      Houston #2 Property        November 5, 1997
      Elizabethtown Property     November 17, 1997

(6) The lessee of the Echo Park, Henderson, Centerville and Houston #2 Properties is the same unaffiliated lessee.

(7) The lessee of the Houston #1, Galveston and Elizabethtown Properties is the same unaffiliated lessee.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS


                                                                       Page
                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of March 31, 1997                        13

   Pro Forma Statement of Income for the year ended
     March 31, 1997                                                    14

   Pro Forma Statement of Income for the year ended
     December 31, 1996                                                 15

   Notes to Pro Forma Financial Statements for the
     quarter ended March 31, 1997 and the year ended
     December 31, 1996                                                 16

                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVIII, Ltd. ("CNL XVIII") gives effect to (i) property acquisition transactions from inception through March 31, 1997, including the receipt of $16,736,878 in gross offering proceeds from the sale of 1,673,688 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire eight properties, five of which were under construction at March 31, 1997, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses,
(ii) the receipt of $2,917,786 in gross offering proceeds from the sale of 291,778 additional Units during the period April 1, 1997 through May 22, 1997, and (iii) the application of such funds and $6,079,177 of cash and cash equivalents at March 31, 1997, to purchase nine additional properties during the period April 1, 1997 through May 22, 1997, (six of which are under construction and consist of land and building, one property which is under construction and consists of building only and two properties which consist of land and building), to pay additional construction costs for the five properties under construction at March 31, 1997, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of March 31, 1997, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on March 31, 1997.

      The Pro Forma Statements of Income for the quarter ended March 31, 1997 and the year ended December 31, 1996, include the historical operating results of the properties described in (i) above from the dates of their acquisitions. No pro forma adjustments have been made to the Pro Forma Statements of Income for the properties owned by CNL XVIII as of May 22, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVIII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVIII's financial results or conditions in the future.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                                MARCH 31, 1997



                                                   Pro Forma
          ASSETS                   Historical     Adjustments      Pro Forma
                                   -----------  ---------------   -----------

Land and buildings on operating
  leases, less accumulated
  depreciation                     $ 8,231,628  $ 7,206,057 (a)   $15,437,685
Net investment in direct
  financing leases (c)                 651,984    3,999,263 (a)     4,651,247
Cash and cash equivalents            6,079,177   (6,079,177)(a)            -
Receivables                             78,257                         78,257
Prepaid expenses                           900                            900
Organization costs, less
  accumulated amortization               9,089                          9,089
Accrued rental income                    6,504                          6,504
Other assets                           363,240     (444,973)(a)
                                                    148,065 (b)        66,332
                                   -----------  -----------       -----------

                                   $15,420,779  $ 4,829,235       $20,250,014
                                   ===========  ===========       ===========

      LIABILITIES AND
     PARTNERS' CAPITAL

Accounts payable                   $    70,480                    $    70,480
Accrued construction costs
  payable                              686,342  $ 2,159,797 (a)
                                                 (2,846,139)(b)            -
Distributions payable                  154,476                        154,476
Due to related parties                 141,104     (133,812)(a)         7,292
Rents paid in advance                  118,189                        118,189
                                   -----------  -----------       -----------
    Total liabilities                1,170,591     (820,154)          350,437

Partners' capital                   14,250,188    2,655,185 (a)
                                                  2,994,204 (b)    19,899,577
                                   -----------  -----------       -----------

                                   $15,420,779  $ 4,829,235       $20,250,014
                                   ===========  ===========       ===========


                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         QUARTER ENDED MARCH 31, 1997



                                                      Pro Forma
                                        Historical   Adjustments   Pro Forma
                                        ----------   -----------   ---------

Revenues:
  Rental income from operating
    leases                              $  52,230     $      -     $  52,230
  Earned income from direct
    financing leases                        1,113            -         1,113
  Interest income                          42,871            -        42,871
                                        ---------     ---------    ---------
                                           96,214            -        96,214
                                        ---------     ---------    ---------

Expenses:
  General operating and
    administrative                         16,685            -        16,685
  Professional services                     5,896            -         5,896
  Management fees to related party          1,212            -         1,212
  State and other taxes                       416            -           416
  Depreciation and amortization             9,828            -         9,828
                                        ---------     ---------    ---------
                                           34,037            -        34,037
                                        ---------     ---------    ---------

Net Income                              $  62,177     $      -     $  62,177
                                        =========     =========    =========

Net Income Per Limited Partner
  Unit (1)                              $    0.05                  $    0.04
                                        =========                  =========

Weighted Average Number of Units
  Outstanding (1)                       1,252,970                  1,582,003
                                        =========                  =========


                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996


                                                      Pro Forma
                                        Historical   Adjustments   Pro Forma
                                        ----------   -----------   ---------

Revenues:
  Rental income from operating lease      $ 1,373      $    -       $ 1,373
  Interest income                          30,241           -        30,241
                                          -------      -------      -------
                                           31,614           -        31,614
                                          -------      -------      -------

Expenses:
  General operating and administrative      3,980           -         3,980
  Management fee to related party              12           -            12
  Depreciation and amortization               712           -           712
                                          -------      -------      -------
                                            4,704           -         4,704
                                          -------      -------      -------

Net Income                                $26,910      $    -       $26,910
                                          =======      =======      =======

Net Income Per Limited Partner
  Unit (1)                                $  0.05                   $  0.03
                                          =======                   =======

Weighted Average Number of Units
  Outstanding (1)                         503,436                   832,469
                                          =======                   =======



                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                 FOR THE QUARTER ENDED MARCH 31, 1997 AND THE
                         YEAR ENDED DECEMBER 31, 1996


Pro Forma Balance Sheet:

(a) Represents gross proceeds of $2,917,786 from the sale of 291,778 Units during the period April 1, 1997 through May 22, 1997, and $6,079,177 of cash and cash equivalents at March 31, 1997, used (i) to acquire nine properties and to fund estimated construction costs relating to the five properties under construction at March 31, 1997, totalling $10,629,047 (of which $2,159,797 were accrued as construction costs payable as of May 22, 1997), (ii) to pay acquisition fees and other costs of $180,917 ($49,617 of which was accrued as due to related parties at March 31, 1997) and reclassify from other assets $444,973 of acquisition fees and other costs previously incurred relating to the acquired properties, and
      (iv) to pay selling commissions and offering expenses (syndication costs) of $346,796 ($84,195 of which was accrued as due to related parties at March 31, 1997), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases as a result of the above transactions were as follows:

                                                Estimated purchase
                                                 price (including
                                                 construction and     Acquisition
                                                closing costs) and        fees
                                                  additional con-      allocated
                                                  struction costs     to property       Total
                                                ------------------    -----------    -----------

      Golden Corral in Stow, OH                    $ 1,668,863        $    90,480    $ 1,759,343
      Boston Market in San Antonio, TX                 851,302             46,154        897,456
      On The Border in San Antonio, TX               1,186,744             64,342      1,251,086
      Boston Market in Minnetonka, MN                  815,065             44,190        859,255
      Wendy's in Sparta, TN                            633,967             34,372        668,339
      Boston Market in Timonium, MD                  1,129,934             61,261      1,191,195
      Jack in the Box in Houston, TX                 1,289,000             69,886      1,358,886
      Golden Corral in Elizabethtown, KY             1,453,059             78,780      1,531,839
      IHOP in Santa Rosa, CA                         1,282,215             69,518      1,351,733
      Five properties under construction at
        March 31, 1997                                 318,898             17,290        336,188
                                                   -----------        -----------    -----------

                                                   $10,629,047        $   576,273    $11,205,320
                                                   ===========        ===========    ===========

      Adjustment classified as follows:
        Land and buildings on operating leases                                       $ 7,206,057
        Net investment in direct financing leases                                      3,999,263
                                                                                     -----------

                                                                                     $11,205,320
                                                                                     ===========

(b) Represents the assumed receipt of additional gross proceeds of $3,290,334 from the sale of 329,033 Units on October 12, 1996 (the date following when CNL XVIII received the minimum offering proceeds and funds were released from escrow) used (i) to pay construction costs of $2,846,139, (ii) to pay acquisition fees of $148,065 which were classified as other assets and will be allocated to future properties) and (iii) to pay selling commissions and offering expenses (syndication costs) of $296,130, which have been netted partners' capital.

(c) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS - CONTINUED
                 FOR THE QUARTER ENDED MARCH 31, 1997 AND THE
                         YEAR ENDED DECEMBER 31, 1996


Pro Forma Statement of Income:

(1) Historical net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the period that CNL XVIII was operational, October 12, 1996 (the date following when CNL XVIII received the minimum offering proceeds and funds were released from escrow) through December 31, 1996, and for the quarter ended March 31, 1997.

      CNL XVIII assumed approximately 329,033 Units were sold, and the net offering proceeds were available for investment, on October 12, 1996. Pro forma net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding, as adjusted, during the period CNL XVIII was operational, October 12, 1996 through December 31, 1996, and for the quarter ended March 31, 1997.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.

                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL INCOME FUND XVIII, LTD.


Dated:  June 4, 1997                By:   /s/ Robert A. Bourne
                                          ---------------------------------
                                          ROBERT A. BOURNE, General Partner